SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report (Date of earliest event reported): October 6, 2014

EAT AT JOES, LTD.

(Exact name of registrant as specified in its charter)

Delaware	33-20111	75-2636283
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

670 White Plains Road Suite 120 Scarsdale, New York	10583
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 752-2700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIALS STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) On October 6, 2014, Eat at Joes, Ltd. (the “Company”) received a letter of resignation from Robison, Hill & Company as the independent registered public accounting firm for the Company effective immediately.

Other than an explanatory paragraph included in Robison, Hill & Company's audit reports for the Company's fiscal year ended December 31, 2013 and 2012 relating to the uncertainty of the Company's ability to continue as a going concern, the audit reports of Robison, Hill & Company on the Company's financial statements for the last two fiscal years ended December 31, 2013 and 2012 through October 6, 2014, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's 2013 and 2012 fiscal years and through the date of this Current Report on Form 8-K, (1) there were no disagreements with Robison, Hill & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Robison, Hill & Company, would have caused Robison, Hill & Company to make reference to the subject matter of the disagreements in connection with their report, and (2) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(b) On October 6, 2014, upon approval of the Company’s Board of Directors, the Company engaged Weinberg & Company, P.A. as the Company's independent registered public accounting firm to audit the Company’s financial statements and to perform reviews of interim financial statements. During the fiscal years ended December 31, 2013 and 2012 through October 6, 2014 neither the Company nor anyone acting on its behalf consulted with Weinberg & Company regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Company, or the type of audit opinion that might be rendered by Weinberg & Company on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement with Robison, Hill & Company or a reportable event with respect to Robison, Hill & Company.

Before filing this Form 8-K, and pursuant to Item 304 (a)(3) of Regulation S-K, the Company provided Robison, Hill & Company with the disclosures made in this filing. Included herewith as an Exhibit is a letter from Robinson, Hill & Company addressed to the Commission attesting to its agreement with the statements made by the Company in this filing.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Document	Location
16.1	Letter from Robison, Hill & Company dated October 10, 2014, to the Securities and Exchange Commission.	Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2014

EAT AT JOES, LTD. By: /s/ Joseph Fiore Joseph Fiore Chief Executive Officer

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